Exhibit 10.16

2315 Broadway Realty Co.

c/o 116 East 27th Street, 3rd Floor

New York, New York 10016

November 18, 2005

Mark Chernis

President and Chief Operating Officer

The Princeton Review, Inc.

2315 Broadway

New York, New York 10024

Re:	Landlord:	2315 Broadway Realty Co. (“Landlord”)
	Tenant:	The Princeton Review, Inc. (“Tenant”)
	Lease:	Any and all leases and amendments to lease agreements between the Landlord and Tenant (“Leases”)
	Premises:	The 2nd, 3rd and 4th Floors as demised under the Leases between Landlord and Tenant in the building known as 2315 Broadway, New York, New York

Dear Mr. Chernis:

This is to advise you as officer of the Tenant, that Leases between the Landlord and the Tenant shall hereby be extended through and including December 31, 2014. All terms and conditions of the Leases shall remain in full force and effect including but not limited to all additional rent items in the Leases such as Real Estate Tax Charges, Water Charges and Miscellaneous charges. As of January 1, 2006 the minimum annual base rent provisions of the Leases shall be deleted in their entirety and shall be replaced with the following:

From January 1, 2006 to December 31, 2006, $743,948.00 per annum

($61,995.66 per month)

From January 1, 2007 to December 31, 2007, $758,348.00 per annum

($63,195.66 per month)

From January 1, 2008 to December 31, 2008, $772,748.00 per annum

($64,395.66 per month)

From January 1, 2009 to December 31, 2009, $787,148.00 per annum

($65,595.66 per month)

From January 1, 2010 to December 31, 2010, $801,548.00 per annum

($66,795.66 per month)

Mr. Mark Chernis

The Princeton Review, Inc.

November 18, 2005

From January 1, 2011 to December 31, 2011, $815,948.00 per annum

($67,995.66 per month)

From January 1, 2012 to December 31, 2012, $830,348.00 per annum

($69,195.66 per month)

From January 1, 2013 to December 31, 2013, $844,748.00 per annum

($70,395.66 per month)

From January 1, 2014 to December 31, 2014, $859,148.00 per annum

($71,595.66 per month)

As review and summary of the foregoing, the minimum annual base and additional rent charges are attached hereto as a proposed rent bill that is for your reference only of an estimate of your rent bill for January 1, 2006. Please note that nothing in the attachment changes any of the terms of the lease(s).

Your signature as an officer of Tenant at the foot of this letter signifies Tenant’s agreement and consent with the foregoing.

Thank you.

Very truly yours,

2315 BROADWAY REALTY CO.

/s/ Jeffrey D. Smith

By: Jeffrey D. Smith

Its: General Partner

Agreed and Accepted by:

THE PRINCETON REVIEW, INC.

/s/ Mark Chernis

By: Mark Chernis

Its: President and COO

Date: 11/22/05

JAN. 1, 2006          RENT BILL

Rent	$61,995.66
Water	226.50
Misc.	1,165.68
RE Tax	7,657.72
Elec.	by meter